Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the registrant certifies, to the best of his knowledge, that the registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: May 10, 2004	/s/ Kari Stefansson
Kari Stefansson
Chairman, President, Chief Executive Officer

Dated: May 10, 2004	/s/ Lance Thibault
Lance Thibault
Chief Financial Officer and Treasurer